UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

GENON ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 13, 2011, Edward R. Muller, Chairman and Chief Executive Officer of GenOn Energy, Inc., will make a presentation at the 2011 Megawatt Roundup Conference hosted by the Bank of America Merrill Lynch Competitive Power and Utilities equity research team. A copy of the presentation is furnished as exhibit 99.1 to this Form 8-K. This presentation is also available on the Investor Relations page of our website at www.genon.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. We furnish the following exhibit:

99.1—Presentation dated April 13, 2011

INFORMATION FURNISHED

The information in Item 7.01 and in the exhibit included as part of this Form 8-K are being furnished, not filed. Accordingly, the information will not be incorporated by reference into any filing or report by us with the Securities and Exchange Commission, whether made before or after the date hereof, unless specifically identified as being incorporated by reference therein.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document and the attached presentation contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. In some cases, one can identify forward-looking statements by terminology such as “will,” “expect,” “estimate,” “think,” “forecast,” “guidance,” “outlook,” “plan,” “lead,” “project” or other comparable terminology. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks include, but are not limited to: (i) legislative and regulatory initiatives or changes in regulations affecting the electric industry; (ii) changes in, or changes in the application of, environmental or other laws and regulations; (iii) failure of our generating facilities to perform as expected, including due to outages for unscheduled maintenance or repair; (iv) changes in market conditions or the entry of additional competition in our markets; (v) the ability to integrate successfully the businesses following the merger and realize cost savings and any other synergies; and (vi) those factors contained in our periodic reports filed with the SEC, including in the “Risk Factors” section of our most recent Annual Report on Form 10-K. The forward-looking information in this document is given as of the date of the particular statement, and we assume no duty to update this information. Our filings and other important information are also available on the Investor Relations page of our website at www.genon.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC. (Registrant)

Date: April 13, 2011	By:	/s/ Thomas C. Livengood

Thomas C. Livengood Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Presentation dated April 13, 2011